SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                               CNB HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)

                               CNB HOLDINGS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                               CNB HOLDINGS, INC.
                                  P.O. Box 1060
                               900 Memorial Drive
                             Pulaski, Virginia 24301


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of CNB Holdings, Inc., (the "Company") will be held on Thursday, April 9, 1998, at 10:00 a.m., local time in Room 206, Edwards Hall, New River Community College, Dublin, Virginia, for the purpose of considering and voting upon:

         1. The election of four directors of the Company to serve until the 2001 Annual Meeting of Shareholders.

         2. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on Tuesday, February 17, 1998, are entitled to notice of and to vote at the meeting or any adjournment thereof.

         A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. To ensure a quorum for the meeting, please sign, date and return the proxy promptly in the enclosed envelope. If you attend the meeting, you may revoke your proxy and vote in person. The Company's 1997 Annual Report to Shareholders is enclosed for your information.

                                              By Order of the Board of Directors

                                              /s/ A. Carole Pratt

                                              A. Carole Pratt
                                              Secretary
February 26, 1998


         Please complete and return the enclosed proxy promptly. If you attend the meeting in person, you may withdraw your proxy and vote your own shares.

                               CNB HOLDINGS, INC.
                                  P.O. Box 1060
                               900 Memorial Drive
                             Pulaski, Virginia 24301
                           ---------------------------

                                 PROXY STATEMENT
                           ---------------------------

                       1998 ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 9, 1998

         This Proxy Statement is furnished to the shareholders of CNB Holdings, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1998 Annual Meeting of Shareholders of the Company (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held on Thursday, April 9, 1998 at 10:00 a.m., local time in Room 206, Edwards Hall, New River Community College, Dublin, Virginia. This Proxy Statement and the accompanying proxy are being mailed to shareholders on or about February 26, 1998.


                                     VOTING

General

         The securities that can be voted at the Annual Meeting consist of the common stock, $5.00 par value per share, of the Company (the "Common Stock"), with each share entitling its owner to one vote on each matter submitted to the shareholders. The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on Tuesday, February 17, 1998. On that date the company had outstanding and entitled to vote 926,399 shares of Common Stock, with each share entitled to one vote.

Proxies

         All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Shareholders should specify their choices with regard to the election of directors on the accompanying proxy card. If no specific instructions are given with regard to the matters to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the election of all director nominees. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

         All proxy cards delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company at P.O. Box 1060, 900 Memorial Drive, Pulaski, Virginia 24301, or by executing and delivering to the Secretary a later dated proxy, or by voting in person at the Annual Meeting.

         All expenses incurred in connection with the solicitation of proxies will be borne by the Company. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names. Solicitation may be undertaken by mail, telephone and personal contact by directors, officers and employees of the Company without additional compensation.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth the beneficial ownership of the Common Stock by the directors, executive officers and holders of 5% or more of the outstanding shares of the Common Stock and all directors and executive officers of the Company as a group as of February 17, 1998.


                                                                                                      Shares
                                                          Principal Occupation                     Beneficially
Name, Age & Address              Director                      During the                             Owned
of Beneficial Owner               Since                      Past Five Years                    (% Outstanding)(1)
-------------------               -----                      ---------------                    ------------------


                            NOMINEES FOR ELECTION AS
                          DIRECTORS TO SERVE UNTIL 2001

Sybil S. Atkinson, 51              1993     Mediaid of America, Inc.; Parish                          29,016(2)
Pulaski, Virginia                           Administrator of Christ Episcopal Church                  (3.1%)

Randolph V. Chrisley, 50           1993     Vice President of Sales, Pulaski Furniture                53,656
Draper, Virginia                            Corporation                                               (5.6%)

James L. Webb, Jr., 46             1993     Vice President in Charge of Marketing of Old              26,286
Pulaski, Virginia                           Dominion Insurance Services, Inc.                         (2.8%)

J. David Wine, 49                  1993     Founder of New River Oxygen Therapy, Inc. and             54,906(3)
Pulaski, Virginia                           Advance Health-Care Services, Inc.; cofounder of          (5.8%)
                                            Bay State Medical, Inc., Home Pharmacy, Inc. and
                                            Home Care Solutions, Inc.


                          DIRECTORS TO SERVE UNTIL 2000

Jack W. Bowling, 51                1993     President, H. T. Bowling, Inc.                            59,565(4)
Radford, Virginia                                                                                     (6.3%)

Jackson M. Bruce, 55               1993     Partner, law firm of Gilmer, Sadler, Ingram,              53,688
Pulaski, Virginia                           Sutherland & Hutton                                       (5.6%)

Nathaniel R. Tuck, D.C., 45        1993     President and Owner, Tuck Clinic of                       32,450
Pulaski, Virginia                           Chiropractic, P.C.                                        (3.5%)


                          DIRECTORS TO SERVE UNTIL 1999

Wayne L. Carpenter, 51             1993     Chairman of the Bank 1997, President and CEO of           40,338
Pulaski, Virginia                           the Bank 1994 - present, President and CEO of             (4.3%)
                                            the Company 1993-1997, Vice President and
                                            Relationship Manager, NationsBank

Hiawatha Nicely, Jr., 48           1993     President and CEO of the Company, COO of the              55,813
Dublin, Virginia                            Bank 1997-Present, Chairman of the Company                (5.9%)
                                            1993-present, Chairman of the Bank 1994-1997



                                                                                                      Shares
                                                          Principal Occupation                     Beneficially
Name, Age & Address              Director                      During the                             Owned
of Beneficial Owner               Since                      Past Five Years                    (% Outstanding)(1)
-------------------               -----                      ---------------                    ------------------


A. Carole Pratt, D.D.S., 46        1993     Secretary of the Company; General Dentistry               28,713(5)
Pulaski, Virginia                                                                                     (3.1%)

David W. Ratcliff, Jr., 53         1993     Director of Finance and Administration Alliant            26,518(6)
Pulaski, Virginia                           Techsystems, Inc.                                         (2.8%)

All Directors and                                                                                    460,949
Executive Officers                                                                                   (40.2%)
as a Group (11 Persons)


------------------
(1) For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days. Percentage is determined on the basis of 926,399 shares of Common Stock issued and outstanding, plus in each case shares subject to currently exercisable options. The option ownership of the directors reflected in this column is as follows: Ms. Atkinson - 13,688; Mr. Chrisley - 26,156; Mr. Webb - 13,688; Mr. Wine - 26,156; Mr.
     Bowling - 26,188; Mr. Bruce - 26,188; Mr. Tuck - 13,688; Mr. Carpenter - 19,938; Mr. Nicely - 26,188; Dr. Pratt - 13,688; and Mr. Ratcliff - 13,688;.
(2)  Includes 1,263 shares owned by Ms. Atkinson's minor children.
(3) Includes 3,143 shares owned by an individual retirement account for the benefit of Mr. Wine's wife.
(4)  Includes  32,625  shares held by an investment company affiliate of Mr.
     Bowling.
(5)  Includes 380 shares held by Ms.  Pratt's  minor  children.
(6)  Includes 374 shares held jointly with Mr. Ratcliff's children.


                              ELECTION OF DIRECTORS

Nominees

         By resolution of the Board of Directors, the Board shall consist of eleven directors. The terms of the directors are staggered so that each year approximately one-third of the Board of Directors is elected and each director serves until the third Annual Meeting following his or her election and thereafter until a successor has been elected and has qualified. This year, the terms of four directors are expiring and thus four directors will be elected.

         Certain information concerning the nominees for election of directors at this Annual Meeting who will serve until the 2001 Annual Meeting of Shareholders is set forth above, as is certain information about the other classes of directors whose terms will expire at the 1999 and 2000 Annual Meetings of Shareholders. All of the nominees are currently directors of the Company and Community National Bank, the Company's subsidiary bank (the "Bank").

         In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors as substitute nominee, but in no event will the proxy be voted for more than four nominees. The Board of Directors has no reason to believe that any nominee will not serve if elected.

Director Compensation

         Neither the Company nor the Bank paid directors' fees during the last fiscal year, and does not presently intend to pay directors' fees. Directors of the Company participate in the Company's stock option plan. See "Stock Option Plan."

Company Board and Committee Meetings and Attendance

          The Board of Directors of the Company held eight meetings during the fiscal year. All directors attended at least 75% of all meetings of the Board. The Company's only standing committee is the Stock Option Committee. See "Stock Option Plan."

Certain Relationships and Related Transactions

         In 1994, the Company acquired an undeveloped 4.9 acre plot at the corner of Memorial Drive and Lee Highway (U.S. Route 11) in Pulaski, Virginia, for the site of the Bank's main office from a partnership 100% owned by Jack W. Bowling, a director of the Company and the Bank, and five members of his immediate family. The Company acquired the property in exchange for 31,250 shares of common stock (as adjusted for the May 30, 1997 five-for-four stock split) valued at $250,000. The purchase price for the site was determined by the Company after receiving three independent appraisals of the site, which averaged approximately $284,500. This land had been owned by members of Mr. Bowling's immediate family for more than twenty years. In connection with the sale of the property, Mr. Bowling and the other sellers agreed to provide rough grading of the site.

         In 1997, the Bank was provided the opportunity to establish a branch in downtown Pulaski in a building previously occupied by a regional bank. A limited liability company in which Mr. James L. Webb, Jr., a director of the Company and the Bank, is an investor with a 25% interest, acquired the property and leased it to the Bank. The Bank has had the property independently appraised, and the Bank believes that it is leasing that property at or below applicable market rates.

         The Company has purchased three insurance policies (a general business policy, a worker's compensation policy and a key man term life policy in the amount of $1,000,000 covering Wayne L. Carpenter) through James L. Webb, Jr., a director of the Company and the Bank. The premiums for these policies totaled approximately $20,467 in 1997.

         The Company and the Bank have had and expect to have banking and other transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families or corporations, partnerships or other organizations in which such directors or officers have a controlling interest, on substantially the same terms (including price, interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Such transactions are not expected to involve more than the normal risk of collectibility nor present other unfavorable features to the Company and the Bank. The Bank is subject to a limit on the aggregate amount it may lend to its and the Company's directors and officers as a group equal to its unimpaired capital and surplus (or, under a regulatory exemption available to banks with less than $100 million in deposits, twice that amount). Loans to individual directors and officers must also comply with the Bank's lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.

         The executive officers of the Company are elected by the Board of Directors and serve at the pleasure of the Board. There are no family relationships among any of the directors or executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE FOUR NOMINEES LISTED ABOVE AS DIRECTORS OF THE COMPANY.

Executive Compensation

         The following table shows the compensation paid by the Company or the Bank to the Company's Chief Executive Officer for the last three fiscal years.


                                    Summary Compensation Table
                                                                                   Other Annual
      Name and Principal Position                         Year       Salary(1)    Compensation(2)
      ---------------------------                         ----       ------       ------------


      Hiawatha Nicely, Jr.                                1997       $ 22,232             --
      President and Chief Executive Officer

      Wayne L. Carpenter                                  1997       $ 62,096         $ 2,878
      President and Chief Executive Officer               1996         60,000           2,915
                                                          1995         58,900           2,599

------------------
(1) Mr. Carpenter served as President and Chief Executive Officer of the Company and the Bank until August 1997. In August 1997, Hiawatha Nicely, Jr. was appointed as President and Chief Executive Officer of the Company. Mr. Carpenter continues to serve as President and Chief Executive Officer of the Bank.
(2) Includes payments by the Company of health insurance premiums and 401(k) contributions for Mr. Carpenter.

         The following table lists the stock options granted during fiscal year 1997 to Hiawatha Nicely, Jr., elected President and Chief Executive Officer of the Company in August 1997, and Wayne L. Carpenter, the President and Chief Executive Officer of the Company from 1993 through August 1997 and current President and Chief Executive Officer of the Bank. The options listed below were granted under the CNB Holdings, Inc. 1995 Stock Option Plan, pursuant to which directors, executive officers and certain other key employees of the Company and the Bank can receive options to purchase shares of the Company's Common Stock. See "Stock Option Plan."

                        Option Grants in Fiscal Year 1997

                                                      Percent of Total
                                                       Options Granted
                                 Options                to Employees              Exercise or     Expiration
Name                             Granted              in Fiscal Year(1)            Base Price        Date
----                             -------              -----------------           -----------     ----------


Hiawatha Nicely, Jr.               594                       50%                     $8.00     April 18, 2007

Wayne L. Carpenter                 594                       50%                     $8.00     April 18, 2007


--------------
(1) Adjusted for the Company's five-for-four Common Stock split on May 30, 1997. Options for a total of 6,470 shares of Common Stock were granted under the Stock Option Plan in 1997. Each director of the Company received options under the plan.


                    Aggregate Fiscal Year-End Option Values

                                    Number of Securities Underlying                   Value of Unexercised
                                           Unexercised Options at                   In-the-Money Options at
                                         December 31, 1997 (#) (1)                 December 31, 1997 ($) (2)
                                    -------------------------------                -------------------------
Name                                Exercisable      Unexercisable              Exercisable      Unexercisable
----                                -----------      -------------              -----------      -------------


Hiawatha Nicely, Jr.                    26,188              --                    $26,188             --


Wayne L. Carpenter                      19,938              --                     19,938             --


----------------
(1)  The exercise price of these options is $8.00 per share.
(2) Calculated as the difference between the current market value and the exercise price of the options. Assumes a current market value of $9.00 per share.


Employment Agreements

         Mr. Carpenter has an Employment Agreement with the Bank pursuant to which he is employed as President and Chief Executive Officer. The Employment Agreement provides for the initial term to expire August 28, 1999. The Employment Agreement provides for a base salary of $60,000 and for bonuses to be paid to Mr. Carpenter based upon the achievement by the Bank of specified levels of pre-tax income. Beginning with the fourth fiscal year of the Bank's operations, Mr. Carpenter will receive a cash bonus equal to 5% of the Bank's pre-tax income, up to a maximum of 50% of his annual base salary. The Employment Agreement also provides Mr. Carpenter with employee benefits to the extent provided to other employees, reimbursement of Bank related expenses, including dues for a business or civic club, payment for a life insurance policy in the amount of three times Mr. Carpenter's base salary with his estate named as beneficiary, and a 401(k) savings plan with matching contributions up to 3% of his base salary.

         The Bank may terminate Mr. Carpenter's employment without cause, but in such an event or if Mr. Carpenter's employment is terminated due to a sale, merger or dissolution of the Company and/or the Bank, the Bank will be obligated to continue his salary and benefits for six months, but not pay any bonus. Subject to the foregoing, the Bank may terminate Mr. Carpenter's employment with cause, as defined in the Employment Agreement, without paying any additional compensation. In addition, the Employment Agreement provides that following termination of his employment with the Bank, Mr. Carpenter may not be employed in the banking business in Pulaski County, any county that borders Pulaski County, or the cities of Radford or Galax for a period of two years following termination. No other employee of the Company or the Bank has an employment agreement.

Stock Option Plan

         The Company's Stock Option Plan (the "Plan") was approved by shareholders at the 1995 Annual Meeting. The Plan provides for the issuance of stock options and restricted stock covering an aggregate of 344,375 shares (adjusted for the May 30, 1997 five-for-four stock split) to directors, officers and certain key employees of the Company and the Bank and other participants designated under the Plan (collectively, the "Participants"). The Plan provides for the issuance of incentive stock options to officers and key employees of the Company and the Bank and nonqualified stock options and restricted stock to all Plan Participants. The Plan is administered by the Stock Option Committee of the Board of Directors, which consists of Messrs. Nicely, Bruce, Chrisley, and Wine and Mrs. Pratt.

         Incentive Stock Options. The Plan provides for the issuance of incentive stock options covering a maximum of 62,500 shares of Common Stock (as adjusted for the May 30, 1997 five-for-four stock split), subject to future adjustment for any stock splits, stock dividends, combinations or exchanges, or other changes which affect the Common Stock. As discussed below, incentive stock options afford certain tax benefits to the recipients. In general, to qualify as an incentive stock option, the option must be granted only to employees of the Company, be granted within ten years of the earlier of the date the Plan is adopted by the Board or the date of approval of the Plan by the Company's shareholders, not be exercisable more than ten years after the date of grant, have an exercise price of not less than the fair market value of the Common Stock at the time of grant, not be transferable other than by will or the laws of descent and distribution, and be granted to a person who does not own more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries at the time of grant. In addition, the Internal Revenue Code limits the value of shares that can be exercised for the first time by an employee in any one year under an incentive stock option plan to $100,000.

         Nonqualified Stock Options. The Plan provides for automatic annual grants of nonqualified stock options beginning in 1996 to the directors of the Company on the day following the annual meeting of shareholders based on a formula that reflects his or her performance during the year as judged by certain objective criteria (the "Annual Director Grants"). The formula provides that the number of shares of Common Stock covered by each Annual Director Grant is 625 shares, subject to adjustment (i) downward by 31 shares, if the director has missed more than one meeting of the Board of Directors since the last annual meeting, (ii) downward by 31 shares if the director has failed to complete a director education seminar since the last annual meeting, and (iii) upward or downward by not more than 31 shares based on the percentage by which the Bank exceeds or fails to exceed its performance goals. The exercise price is the estimated market price on the grant date.

         In 1995, the Company provided a one-time grant of options to the directors based on performance criteria relating to their participation as directors in the success of the Company and the Bank, including the number of shares purchased in the initial offering, service in leadership positions on committees of the Bank's Board of Directors, and other contributions. The aggregate amount of shares covered by such options was 206,250, as adjusted for the May 30, 1997 five-for-four stock split, exercisable until 2005. The exercise price of those options, as adjusted for the May 30, 1997 stock split, is $8.00 per share.

         All of the nonqualified options issuable to directors described above provide that the options are forfeited should the Company or the Bank be required to increase its equity capital pursuant to a capital directive issued by the OCC and the holder does not exercise the options within certain time frames.

         Restricted Stock. The Plan permits the issuance of shares of Common Stock to Participants subject to vesting requirements based on continued service to the Company or the Bank, the Company's or the Bank's performance, the individual performance of the grantee, and other conditions deemed appropriate by the Stock Option Committee. Shares of restricted stock are not transferable until vested. Assuming the maximum option grants described above are made based on the Company's current management structure, there will be no shares of restricted stock available for issuance under the Plan. There are no present plans to issue any shares of restricted stock.

Compliance with Section 16 of the Securities Exchange Act of 1934

         Based on a review of the reports of changes in beneficial ownership of Company Common Stock furnished to the Company, the Company believes that its officers and directors filed on a timely basis the reports required to be filed under Section 16 of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 1997.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Larrowe, Cardwell & Company, L.C., Galax, Virginia, acted as the Company's principal independent certified public accountants for the fiscal years ended December 31, 1993 through 1997. No company has been selected by the Board of Directors to act as the Company's independent certified public accountants for the current fiscal year. The Board will make this decision later in the year. Representatives of Larrowe, Cardwell & Company, L.C. are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                 OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

         The Board of Directors knows of no matters other than those stated above which are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

                  INFORMATION RELATING TO SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders of the Company must be received by the Company no later than October 28, 1998 in order for such proposals to be included in the Company's proxy statement and form of proxy relating to such meeting.


                           AVAILABILITY OF FORM 10-KSB

         On or about March 31, 1998, the Company will file with the Securities and Exchange Commission an annual report (Form 10-KSB) for the year ended December 31, 1997. A copy of the Company's Form 10-KSB can be obtained without charge by writing to the Corporate Secretary at P.O. Box 1060, 900 Memorial Drive, Pulaski, Virginia 24301.


                                             By order of the Board of Directors


                                             /s/ A. Carole Pratt
                                             ----------------------------------
                                             A. CAROLE PRATT
                                             Secretary
Pulaski, Virginia
February 26, 1998

                               CNB HOLDINGS, INC.
                                 P. O. Box 1060
                               900 Memorial Drive
                             Pulaski, Virginia 24301


         This Proxy is solicited by the Board of Directors of CNB Holdings, Inc. (the "Company") for the 1998 Annual Meeting of Shareholders to be held on April 9, 1998 (the "Annual Meeting").

         The undersigned hereby appoints David W. Ratcliff, Jr. and A. Carole Pratt and each of them, with full power of substitution, as proxies to vote all of the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting, and at any adjournments thereof, on the following matters in the following manner:

1. Election of four directors of the Company to serve until the 2001 Annual Meeting of Shareholders.



[   ]   FOR all nominees listed below                   [   ]  WITHHOLD AUTHORITY to vote for all
        (except as marked to the contrary below)               nominees listed below


         Sybil S. Atkinson, Randolph V. Chrisley, James L. Webb, Jr., J. David Wine.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name below.)

_____________________________________________________________________________


2. In accordance with their judgment, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

         When this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the meeting in accordance with the choices specified above. If no choice is specified, it will be voted for the election of the nominees listed above.

              PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME
                                 APPEARS BELOW.


Date: ___________________ , 1998

                                          _____________________________________
                                                (Signature of Shareholder)


                                          _____________________________________
                                                (Signature of Shareholder)

                                                     NOTE:   When   signing   as
                                                     attorney, trustee,
                                                     administrator,  executor or
                                                     guardian,  please give your
                                                     full  title as  such.  If a
                                                     corporation, please sign in
                                                     full corporate name by
                                                     President or other
                                                     authorized  officer. In the
                                                     case of joint tenants, each
                                                     joint owner must sign.